                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 23, 2002


                             FLEMING COMPANIES, INC.
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

               Oklahoma                                 1-8140                      48-0222760
  ------------------------------------      --------------------------------     -------------------
    (State or Other Jurisdiction of             (Commission File Number)         (I.R.S. Employer
             Incorporation)                                                      Identification No.)


                 1945 Lakepointe Drive, Lewisville, Texas 75057
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (972) 906-8000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                     --------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5. OTHER EVENTS.

         (a) On April 23, 2002, Fleming Companies, Inc. ("Fleming") entered into an Agreement and Plan of Merger (the "Merger Agreement") by and among Fleming, Platform Corporation, a wholly owned subsidiary of Fleming ("Buyer Sub"), Core-Mark International, Inc. (the "Company") and the stockholders of the Company, pursuant to which Buyer Sub will merge with and into the Company. The Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated into this item of this report as if fully set forth herein.

         (b) Exhibits.

         Number

           2.1 Agreement and Plan of Merger, dated as of April 23, 2002, by and among Fleming Companies, Inc., an Oklahoma corporation, Platform Corporation, a Delaware corporation, Core-Mark International, Inc., a Delaware corporation, and the Indemnifying Stockholders (as defined therein).

ITEM 9. REGULATION FD DISCLOSURE.

         (a) On April 24, 2002, Fleming issued a press release relating to the execution of the Merger Agreement. The full text of the press release is attached hereto as Exhibit 99.1 and is incorporated into this item of this report as if fully set forth herein.

         (b) Exhibits.

         Number

          99.1 Press Release dated April 24, 2002 announcing the signing of the Merger Agreement.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FLEMING COMPANIES, INC.


                               By: /s/ CARLOS M. HERNANDEZ
                                   ---------------------------------------------
                                   Carlos M. Hernandez
                                   Senior Vice President, General Counsel and
                                    Secretary


Date: April 24, 2002

                                 EXHIBIT INDEX



EXHIBIT
NUMBER                     DESCRIPTION
-------                    -----------

  2.1                      Agreement and Plan of Merger, dated as of April 23,
                           2002, by and among Fleming Companies, Inc., an Oklahoma corporation, Platform Corporation, a
                           Delaware corporation, Core-Mark International, Inc., a Delaware corporation, and the Indemnifying
                           Stockholders (as defined therein).

 99.1 Press Release dated April 24, 2002 announcing the signing of the Merger Agreement.